UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 17, 2020
UBIQUITI INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35300	32-0097377
(State or jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
685 Third Avenue, 27th Floor
New York, New York 10017
(Address of principal executive offices, including zip code)
(646) 780-7958
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	UI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
(a)

On December 17, 2020, the Board of Directors (the “Board”) of Ubiquiti Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) to implement a federal forum selection bylaw (the “Bylaw Amendment”). The Bylaw Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. In addition, a marked copy of the Bylaws showing all amendments effective as of December 17, 2020 is attached as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Ubiquiti Inc., as amended
3.2	Amended and Restated Bylaws of Ubiquiti Inc., as amended, marked to show amendments effective as of December 17, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITI INC.

December 18, 2020	By:	/s/ Robert J. Pera
	Name:	Robert J. Pera